EXHIBIT 99.3

INVITROGEN UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     On August 20, 2003, Invitrogen Corporation (“Invitrogen”) acquired all of the outstanding shares of common stock of Molecular Probes, Inc. (“Molecular Probes”) for cash of $303.9 million. In addition, each option to purchase one share of Molecular Probes common stock was assumed by Invitrogen and exchanged for an option to purchase a common share of Invitrogen common stock using an exchange rate of 0.0756037. The following unaudited pro forma combined financial statements reflect the acquisition using the purchase method of accounting. The pro forma adjustments are preliminary and have been prepared to illustrate the estimated effect of the acquisition. Consequently, the amounts reflected in the unaudited pro forma combined financial statements are subject to change, and the final amounts may differ substantially.

     The unaudited pro forma combined balance sheet as of June 30, 2003, gives effect to the Molecular Probes acquisition as if it was completed on that date.

     The unaudited pro forma combined statement of income for the six months ended June 30, 2003, illustrates the effect of the acquisition of Molecular Probes as if it had occurred on January 1, 2003, and includes the historical unaudited statements of income for Molecular Probes for the six months ended June 30, 2003, combined with Invitrogen’s unaudited pro forma combined statements of income for the six months ended June 30, 2003, which also give effect to the acquisition of certain assets and liabilities of PanVera LLC, as if it was completed on January 1, 2003.

     The unaudited pro forma combined statement of income for the year ended December 31, 2002, illustrates the effect of the acquisition of Molecular Probes as if it had occurred on January 1, 2002, and includes the historical audited statement of income for Molecular Probes for the year ended September 30, 2002, combined with Invitrogen’s unaudited pro forma combined statement of income for the year ended December 31, 2002, which also gives effect to the March 28, 2003, acquisition of certain assets and liabilities of PanVera LLC, a wholly-owned subsidiary of Vertex, as if it was completed on January 1, 2002.

     The pro forma combined financial statements should be read in conjunction with the separate historical and pro forma consolidated financial statements and the notes thereto of Invitrogen contained in the 2002 Annual Report on Form 10-K, the 2003 Quarterly Reports on Form 10-Q, and the Form 8-K/A filed on June 10, 2003, and the audited and unaudited financial statements of Molecular Probes, Inc., and Subsidiaries included in this filing.

     The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had occurred as of the date or during the periods presented nor is it necessarily indicative of future operating results or financial positions.

INVITROGEN CORPORATION
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
JUNE 30, 2003
(In thousands)

		Historical	Pro Forma
	Historical	Molecular	Adjustments			Pro Forma
	Invitrogen	Probes	(Note 3)			Combined
ASSETS
Current Assets:
Cash and cash equivalents	$541,070	$3,167	$(306,016)	(g)		$238,221
Short-term investments	308,107	7,013	—			315,120
Restricted cash and investments	6,883	179	—			7,062
Accounts receivable, net	119,021	6,525	(199)	(h)		125,347
Inventories	98,045	5,694	28,820	(i)		132,559
Deferred income tax assets	35,119	—	599	(n)		35,718
Prepaid expenses and other current assets	29,162	637	—			29,799

Total current assets	1,137,407	23,215	(276,796)			883,826
Property and equipment, net	149,000	21,059	—			170,059
Goodwill	764,062	756	208,160	(g)		972,978
Intangible assets, net	383,289	—	113,579	(g),	(j)	496,868
Long-term investments	165,842	—	—			165,842
Other assets	60,504	673	198	(n)		61,375

Total Assets	$2,660,104	$45,703	$45,141			$2,750,948

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Line of credit	$—	$45	$—			$45
Current portion of long-term obligations	165	400	—			565
Accounts payable	19,341	715	—			20,056
Accrued expenses and other current liabilities	88,818	2,610	4,415	(l)		95,843
Income taxes payable	19,226	932	11,398	(n)		31,556

Total current liabilities	127,550	4,702	15,813			148,065

Long-term obligations, deferred credits and reserves	18,577	11,982	500	(l)		31,059
Pension liabilities	22,648	—	—			22,648
Deferred income tax liabilities	119,382	—	44,921	(n)		164,303
2 1/4% Convertible Subordinated Notes due 2006	500,000	—	—			500,000
5 1/2% Convertible Subordinated Notes due 2007	172,500	—	—			172,500

Total liabilities	960,657	16,684	61,234			1,038,575

Minority interest	3,987	—	—			3,987

Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	37	(37)	(o	)	—
Common stock	534	37	(37)	(o	)	534
Additional paid-in-capital	1,874,916	36	19,486	(k	)	1,894,438
Deferred compensation	(2,790)	—	(5,186)	(g),	(k)	(7,976)
Accumulated other comprehensive income	30,919	—	—			30,919
Retained earnings (accumulated deficit)	(110,781)	28,909	(30,319)	(o	)	(112,191)
Less cost of treasury stock	(97,338)	—	—			(97,338)

Total stockholders’ equity	1,695,460	29,019	(16,093)			1,708,386

Total liabilities and stockholders’ equity	$2,660,104	$45,703	$45,141			$2,750,948

See Notes to Unaudited Pro Forma Combined Financial Statements.

INVITROGEN CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
SIX MONTHS ENDED JUNE 30, 2003
(In thousands, except per share data)

		PanVera	Pro Forma			Historical	Pro Forma
	Historical	Acquired	Adjustments		Pro Forma	Molecular	Adjustments		Pro Forma
	Invitrogen	Business	(Note 2)		Combined	Probes	(Note 3)		Combined
Revenues	$373,029	$3,945	$(33)	(a)	$376,941	$33,111	$660	(q)	$410,712
Cost of revenues	144,963	1,069	1,226	(b)	147,258	5,150	17,918	(i)	170,326

Gross margin	228,066	2,876	(1,259)		229,683	27,961	(17,258)		240,386
Operating Expenses:
Sales and marketing	74,868	—	1,109	(c)	75,977	4,336	164	(k)	80,477
General and administrative	42,661	—	1,635	(c)	44,296	4,362	195	(k)	48,853
Selling, general and administrative	—	2,744	(2,744)	(c)	—	—	—		—
Research and development	23,189	1,495	(24)	(a)	24,660	5,021	408	(k)	30,089
Purchased intangibles amortization	35,507	—	2,153	(d)	37,660	—	7,100	(j)	44,760
Business integration and merger costs	393	—	—		393	—	—		393

Total operating expenses	176,618	4,239	2,129		182,986	13,719	7,867		204,572

Income (loss) from operations	51,448	(1,363)	(3,388)		46,697	14,242	(25,125)		35,814

Interest and other income and expense, net	(332)	(8)	(563)	(e)	(903)	144	(4,002)	(m)	(4,761)

Income (loss) before provision for income taxes and minority interest	51,116	(1,371)	(3,951)		45,794	14,386	(29,127)		31,053
Income tax benefit (provision)	(16,664)	530	1,659	(f)	(14,475)	(5,390)	9,735	(n)	(10,130)
Minority interest	(609)	—	—		(609)	—	—		(609)

Net income (loss)	$33,843	$(841)	$(2,292)		$30,710	$8,996	$(19,392)		$20,314

Earnings per share:
Basic	$0.68				$0.61				$0.41

Diluted	$0.67				$0.61				$0.40

Weighted average shares used in per share calculation:
Basic	50,028				50,028				50,028
Diluted	50,352				50,352		87	(p)	50,439

See Notes to Unaudited Pro Forma Combined Financial Statement.

INVITROGEN CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
YEAR ENDED DECEMBER 31, 2002
(In thousands, except per share data)

		PanVera	Pro Forma			Historical	Pro Forma
	Historical	Acquired	Adjustments		Pro Forma	Molecular	Adjustments		Pro Forma
	Invitrogen	Business	(Note 2)		Combined	Probes	(Note 3)		Combined
Revenues	$648,597	$41,446	$(161)	(a)	$689,882	$54,449	$(55)	(q)	$744,276
Cost of revenues	269,898	6,884	3,131	(b)	279,913	10,668	29,917	(i)	320,498

Gross margin	378,699	34,562	(3,292)		409,969	43,781	(29,972)		423,778
Operating Expenses:
Sales and marketing	124,859	—	4,137	(c)	128,996	6,010	325	(k)	135,331
General and administrative	71,105	—	5,320	(c)	76,425	9,600	211	(k)	86,236
Selling, general and administrative	—	9,457	(9,457)	(c)	—	—	—		—
Research and development	33,698	5,275	(116)	(a)	38,857	7,103	805	(k)	46,765
Purchased intangibles amortization	64,302	—	8,613	(d)	72,915	—	14,200	(j)	87,115
Business integration and merger costs	16,207	—	—		16,207	—	—		16,207

Total operating expenses	310,171	14,732	8,497		333,400	22,713	15,541		371,654

Income (loss) from operations	68,528	19,830	(11,789)		76,569	21,068	(45,513)		52,124

Interest and other income and expense, net	2,648	(849)	(2,268)	(e)	(469)	(4,414)	(6,630)	(m)	(11,513)

Income (loss) before provision for income taxes	71,176	18,981	(14,057)		76,100	16,654	(52,143)		40,611
Income tax benefit (provision)	(22,207)	(7,341)	5,733	(f)	(23,815)	(6,247)	17,391	(n)	(12,671)
Minority interest	(1,302)	—	—		(1,302)	—	—		(1,302)

Net income (loss)	$47,667	$11,640	$(8,324)		$50,983	$10,407	$(34,752)		$26,638

Earnings per share:
Basic	$0.91				$0.97				$0.51

Diluted	$0.90				$0.96				$0.50

Weighted average shares used in per share calculation:
Basic	52,643				52,643				52,643
Diluted	52,963				52,963		84	(p)	53,047

See Notes to Unaudited Pro Forma Combined Financial Statements.

INVITROGEN CORPORATION
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1.  Basis of Presentation

     The unaudited pro forma combined financial statements of Invitrogen have been prepared using the purchase method of accounting. The pro forma adjustments are preliminary and based on management’s estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the acquisitions. The unaudited pro forma combined balance sheet as of June 30, 2003, gives effect to the Molecular Probes acquisition as if it was completed on that date.

     The unaudited pro forma combined statement of income for the six months ended June 30, 2003, illustrates the effect of the acquisition of Molecular Probes as if it had occurred on January 1, 2003, and includes the historical unaudited statements of income for Molecular Probes for the six months ended June 30, 2003, combined with Invitrogen’s unaudited pro forma combined statements of income for the six months ended June 30, 2003, which give effect to the acquisition of certain assets and liabilities of PanVera LLC, as if it was completed on January 1, 2003.

     The unaudited pro forma combined statement of income for the year ended December 31, 2002, illustrates the effect of the acquisition of Molecular Probes as if it had occurred on January 1, 2002, and includes the historical audited statement of income for Molecular Probes for the year ended September 30, 2002, combined with Invitrogen’s unaudited pro forma combined statement of income for the year ended December 31, 2002, which gives effect to the March 28, 2003, acquisition of certain assets and liabilities of PanVera LLC, a wholly-owned subsidiary of Vertex, as if it was completed on January 1, 2002.

2.  Pro Forma Adjustments and Assumptions for PanVera Acquired Business

     On March 28, 2003, Invitrogen acquired from Vertex certain assets and liabilities of PanVera LLC (“PanVera”), a wholly owned subsidiary of Vertex, for $94.9 million in cash, assumed $6.3 million in debt, paid $1.3 million to acquire equipment under operating leases and paid $1.4 million in closing costs. The products and rights acquired include biochemical and cellular assay capabilities and PanVera’s commercial portfolio of proprietary reagents, probes and proteins (the “PanVera Acquired Business”). The acquisition of assets and liabilities was reflected by Invitrogen using the purchase method of accounting.

(a)  ADJUSTMENTS TO REVENUES AND RESEARCH AND DEVELOPMENT EXPENSES

Eliminates intercompany sales of $33,000 and $161,000 for the six months ended June 30, 2003, and for the year ended December 31, 2002, respectively. Eliminates intercompany purchases of $24,000 and $116,000 for the six months ended June 30, 2003, and for the year ended December 31, 2002, respectively.

(b)  ADJUSTMENTS TO COST OF REVENUES

	For the Six	For the Year
	Months Ended	Ended
(in thousands)	June 30,	December 31,
	2003	2002
Eliminate intercompany cost of revenues	$(8)	$(45)
Increase cost of revenues for the estimated sale of inventory written up to fair market value under purchase accounting rules	1,234	3,176

Net adjustment to cost of revenues	$1,226	$3,131

(c)  EXPENSE RECLASSIFICATION

Reclassify selling, general and administrative expenses to sales and marketing expense and general and administrative expense to conform to Invitrogen’s expense classifications.

	For the Six	For the Year
	Months Ended	Ended
(in thousands)	June 30,	December 31,
	2003	2002
Combined selling, general and administrative as reported by PanVera Acquired Business	$2,744	$9,457

Reallocate to conform to Invitrogen’s expense classifications:
Sales and marketing expenses	1,109	4,137
General and administrative expenses	1,635	5,320

	$2,744	$9,457

(d)  ADJUSTMENTS TO PURCHASED INTANGIBLE ASSETS AND AMORTIZATION

Adds to the Statement of Income the estimated first-year amortization expense of $2.2 million and $8.6 million for the six months ended June 30, 2003, and for the year ended December 31, 2002, respectively, for purchased intangible assets amortized over an eight-year weighted average life.

(e)  ADJUSTMENTS TO INTEREST AND OTHER INCOME AND EXPENSE, NET

	For the Six	For the Year
	Months Ended	Ended
(in thousands)	June 30,	December 31,
	2003	2002
Reduce interest income for estimated lost interest income, calculated at 2.28%, from cash used to purchase the net assets, cash used to acquire the leased equipment, cash used for acquisition expenses and cash used to repay the debt acquired	$(592)	$(2,369)
Reduce interest expense for estimated saved interest at 1.8% from the repayment of debt acquired	29	101

Net adjustment to interest and other income and expense, net	$(563)	$(2,268)

(f)  ADJUSTMENTS TO PROVISION FOR INCOME TAXES

Adjusts the income tax provision to an amount equal to Invitrogen’s marginal US tax rate multiplied by the excess of the pro forma combined income before provision for income taxes and minority interest over that for historical Invitrogen, less tax credits for research and development expenditures.

3.  Pro Forma Adjustments and Assumptions for Molecular Probes

     On August 20, 2003, Invitrogen acquired all of the outstanding common stock of Molecular Probes, Inc. (“Molecular Probes”) for $303.9 million. Invitrogen also incurred $2.1 million in closing costs and acquired cash of $7.3 million from Molecular Probes for a total net purchase price of $298.7 million. The acquisition of Molecular Probes is accounted for by Invitrogen under the purchase method of accounting.

     The pro forma adjustments are preliminary and based on management’s estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the acquisition. Additionally, a final valuation of acquired purchased technology and assessment of useful lives has not yet been completed, which may affect the final allocation of the purchase price to these assets and the related amortization expense. Consequently, the amounts reflected in the unaudited pro forma combined statements of income are subject to change, and the final amounts may differ substantially.

(g)  PURCHASE PRICE

The purchase price of the acquisition was based on the cash paid to the shareholders of Molecular Probes upon consummation of the acquisition and the estimated direct transaction costs incurred by Invitrogen. The estimated direct costs of the acquisition to be incurred by Invitrogen include advisory fees for attorneys and accountants and filing fees. The estimates below are subject to change and the final amounts may differ substantially.

(in thousands)
Cash paid for outstanding common shares	$303,894
Estimated direct costs	2,122

Total estimated cash paid	306,016
Fair value of stock options assumed	19,522

Estimated purchase price	$325,538

The allocation of the above purchase price is estimated to be as follows:

(in thousands)
Fair value of net tangible assets acquired	$42,124
Fair value of identifiable intangible assets acquired	113,579
Long-term deferred tax liability on fair value of identifiable intangible assets acquired	(44,921)
Fair value of in-process research and development costs	1,410
Deferred compensation on unvested stock options assumed	5,186
Goodwill	208,160

$325,538

The allocation of the purchase price is preliminary and is pending completion of the independent third-party valuation of the intangible assets acquired.

(h)  ADJUSTMENTS TO ACCOUNTS RECEIVABLE RESERVE

Increases Molecular Probes reserve for bad debts as of June 30, 2003, by $199,000 to comply with Invitrogen’s accounts receivable reserve policies and methodologies.

(i)  ADJUSTMENTS TO INVENTORIES AND COST OF REVENUES

Adjustments to inventories as of June 30, 2003, are as follows:

(in thousands)
Increase Molecular Probes inventory to reflect estimated selling prices less costs to dispose and sell	$29,565
Decreases Molecular Probes inventories to comply with Invitrogen’s inventory costing and reserve policies and methodologies	(745)

$28,820

     Increases cost of revenues as follows:

	For the Six	For the Year
	Months Ended	Ended
(in thousands)	June 30,	December 31,
	2003	2002
Increase cost of revenues for the estimated sale of inventory written up to fair market value above under purchase accounting rules	$17,739	$29,565
Increase cost of revenues for the estimated amortization of deferred compensation on unvested stock options (see note (k))	193	382
Decrease cost of revenues for elimination of intercompany cost of revenues	(14)	(30)

Net adjustment to cost of revenues	$17,918	$29,917

(j)  ADJUSTMENTS TO PURCHASED INTANGIBLE ASSETS AND AMORTIZATION

Additions to purchased intangible assets, which are preliminary and may change significantly upon completion of the valuation of the intangible assets acquired, as of June 30, 2003, are as follows.

(in thousands)
Purchased technology	$107,505
Trademarks	6,074

Total purchased intangibles	$113,579

Increases purchase intangibles amortization expense by $7.1 million and $14.2 million for the six months ended June 30, 2003, and the year ended December 31, 2002, respectively, for the acquired purchased intangibles. The amortization of the purchased intangibles, which is preliminary and may change significantly upon completion of the valuation of the intangible assets acquired, is based on a life of 8 years.

(k)  ADJUSTMENTS TO ADDITIONAL PAID-IN-CAPITAL, DEFERRED COMPENSATION AND OPERATING EXPENSES

Adjustments to additional paid-in-capital as of June 30, 2003, are as follows:

(in thousands)
Increase additional paid-in-capital for the fair value of Molecular Probes stock options assumed by Invitrogen Molecular Probes common stock options were exchanged for Invitrogen stock options at an exchange rate of 0.0756037	$19,522
Eliminate Molecular Probes additional paid-in-capital	(36)

$19,486

Increases deferred compensation by $5.2 million for the intrinsic value of unvested Molecular Probes stock options assumed by Invitrogen.

Increases cost of revenues and operating expenses for the estimated amortization of deferred compensation. The deferred compensation is amortized over the remaining vesting period of the assumed unvested stock options which ranges from one to three years.

	For the Six Months	For the Year Ended
(in thousands)	Ended June 30,	December 31,
	2003	2002
Cost of revenues	$193	$382
Sales and marketing	164	325
General and administrative	195	211
Research and development	477	942

Total deferred compensation amortization	$1,029	$1,860

Amortization of deferred compensation related to research and development costs	$477	$942
Elimination of intercompany purchases	(69)	(137)

Net adjustment to research and development expenses	$408	$805

(l)  ADJUSTMENTS TO ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES AND LONG-TERM OBLIGATIONS

Adjustments to accrued expenses and other current liabilities at June 30, 2003, are as follows:

(in thousands)
Accrue for severance costs	$3,324
Accrue for pending legal and lawsuit settlement fees	900
Accrue for non-compete agreement, short-term portion	292
Eliminate Molecular Probes deferred revenue with no further obligations required to recognize the revenue	(101)

$4,415

Increases long-term obligations for the long-term portion of the non-compete agreement of $0.5 million.

(m)  ADJUSTMENTS TO INTEREST AND OTHER INCOME AND EXPENSE, NET

	For the Six	For the Year
	Months Ended	Ended
(in thousands)	June 30,	December 31,
	2003	2002
Increase interest expense for estimated interest expense, calculated at 2.130%, which is the effective tax rate of interest on convertible senior debt issued to finance the acquisition	$(3,259)	$(6,518)
Reclassify net foreign currency gains from net gains (losses) on foreign currency exchange to revenues to conform to Invitrogen’s foreign currency translation methodologies	(743)	(112)

Net adjustment to interest and other income and expense, net	$(4,002)	$(6,630)

(n)  ADJUSTMENTS TO DEFERRED INCOME TAX LIABILITIES AND INCOME TAX PROVISION

Establishes a deferred income tax liability of $44.9 million for acquired intangibles, which is amortized in conjunction with the amortization of intangibles. Establishes a short-term deferred tax liability of $11.4 million for the increase in Molecular Probes inventory to reflect estimated selling prices less costs to dispose and sell, which is amortized as this inventory turns. Establishes a short-term deferred tax asset of $0.6 million and a long-term deferred tax asset of $0.2 million for accrued expenses and other liabilities incurred as a result of the acquisition.

Adjusts the income tax provision on the pro forma combined pretax income to amounts equal to Invitrogen’s effective tax rates of 32.6% and 31.2% in effect for the six months ended June 30, 2003, and for the year ended December 31, 2002, respectively.

(o)  ADJUSTMENTS TO EQUITY ACCOUNTS

Eliminates preferred stock, common stock, additional paid-in-capital and beginning retained earnings for Molecular Probes. Includes the write-off of purchased in-process research and development costs of $1.4 million since these costs were expensed upon completion of the acquisition and are nonrecurring in nature. The costs allocated to in-process research and development is preliminary and may change significantly upon completion of the valuation of the intangible assets acquired.

(in thousands)
Eliminate Molecular Probes beginning retained earnings	$(28,909)
Immediate write-off of the fair market value of in-process research and development costs	(1,410)

Adjustment to retained earnings	$(30,319)

(p)  ADJUSTMENTS TO WEIGHTED AVERAGE SHARES OUTSTANDING

Increases weighted average shares used for diluted earnings per share for dilutive common stock equivalents resulting from in-the-money stock options assumed from Molecular Probes.

(q)  REVENUES

     Adjustments to revenues are as follows:

	For the Six Months	For the Year Ended
(in thousands)	Ended June 30,	December 31,
	2003	2002
Reclassify net foreign currency gains from net gains (losses) on foreign currency exchange to revenues to conform to Invitrogen’s foreign currency translation methologies	$743	$112
Elimination of intercompany sales	(83)	(167)

	$660	$(55)